[EXECUTION COPY]



                          SUBSEQUENT TRANSFER AGREEMENT


         TRANSFER  No.  1 of  Subsequent  Receivables  pursuant  to a  Sale  and
Servicing  Agreement,  dated  as  of  December  1,  1998,  among  THE  CPS  AUTO
RECEIVABLES TRUST 1998-4, a Delaware business trust (the "Issuer"), CPS RECEIVABLES CORP., a California corporation (the "Seller"), CONSUMER PORTFOLIO SERVICES, INC. a California corporation (the "Servicer"), CSC LOGIC/MSA LLP d/b/a LOAN SERVICING ENTERPRISE, as Backup Servicer (the "Backup Servicer") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, in its capacity as Trustee (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS pursuant to the Sale and Servicing Agreement, the Seller wishes to convey to the Issuer the Subsequent Receivables listed on Schedule A hereto; and

         WHEREAS the Issuer is willing to accept such conveyance subject to the terms and conditions hereof;

         NOW, THEREFORE, the Issuer, the Seller, the Servicer, the Backup Servicer and the Trustee hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement unless otherwise defined herein.

         "Subsequent Cutoff Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, December 14, 1998.

         "Subsequent Transfer Date" shall mean, with respect to the Subsequent Receivables conveyed hereby, December 18, 1998.

         SECTION 2. Schedule of Receivables. Annexed hereto is a supplement to Schedule A to the Sale and Servicing Agreement listing the Receivables that constitute the Subsequent Receivables to be conveyed pursuant to this Subsequent Transfer Agreement on the Subsequent Transfer Date.

         SECTION 3. Conveyance of Subsequent Receivables. In consideration of the Issuer's delivery to or upon the order of the Seller of $34,500,000.00, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Seller in and to:




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                  (a) all right,  title and interest of the Seller in and to the
         Subsequent Receivables listed in Schedule A to this Subsequent Transfer Agreement and all monies received thereunder after the Subsequent Cutoff Date and all Net Liquidation Proceeds received with respect to such Subsequent Receivables after the Subsequent Cutoff Date;

                  (b) all right, title and interest of the Seller in and to the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Seller in such Financed Vehicles, including, without limitation, the certificates of title or, with respect to such Financed Vehicles in the State of Michigan, all other evidence of ownership with respect to such Financed Vehicles;

                  (c) all right, title and interest of the Seller in and to any proceeds from claims on any physical damage, credit life and credit accident and health insurance policies or certificates relating to the Financed Vehicles securing the Subsequent Receivables or the Obligors thereunder;

                  (d) all right, title and interest of the Seller in and to the Subsequent Purchase Agreements, including a direct right to cause CPS to purchase Receivables from the Trust under certain circumstances;

                  (e) all right, title and interest of the Seller in and to refunds for the costs of extended service contracts with respect to Financed Vehicles securing Subsequent Receivables, refunds of unearned premiums with respect to credit life and credit accident and health insurance policies or certificates covering an Obligor or Financed Vehicle under a Subsequent Receivable or his or her obligations with respect to a Financed Vehicle and any recourse to Dealers for any of the foregoing;

                  (f) the Receivable File related to each Subsequent Receivable;

                  (g) the proceeds of any and all of the foregoing;

                  (h) all present and future claims, demands, causes and choices in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

         It is the intention of the Seller that the transfer and assignment contemplated by this Subsequent Transfer Agreement shall constitute a sale of the Subsequent Receivables and Other Conveyed Property from the Seller to the Issuer and the beneficial interest in and title to the




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Subsequent  Receivables and the Other Conveyed Property shall not be part of the
Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. In the event that, notwithstanding the intent of the Seller, the transfer and assignment contemplated hereby is held not to be a sale, this Subsequent Transfer Agreement shall constitute a grant of a security interest in the property referred to in this Section 3 for the benefit of the Securityholders and the Note Insurer.

         SECTION 4. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Subsequent Transfer Date that:

                  (a) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Subsequent Receivables and the related Other Conveyed Property transferred to the Trust.

                  (b) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (c) Power and Authority. The Seller has the power and authority to execute and deliver this Subsequent Transfer Agreement and the Basic Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Subsequent Receivables and the related Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Subsequent Transfer Agreement and the Basic Documents to which the Seller is a party have been duly authorized by the Seller by all necessary corporate action.

                  (d) Valid Sale, Binding Obligations. This Subsequent Transfer Agreement effects a valid sale, transfer and assignment of the Subsequent Receivables and the related Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Subsequent Transfer Agreement and the Basic Documents to which the Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies,




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         regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) No Violation. The consummation of the transactions contemplated by this Subsequent Transfer Agreement and the Basic Documents and the fulfillment of the terms of this Subsequent Transfer Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this
         Subsequent  Transfer  Agreement,  the  Securities  or any of the  Basic
         Documents, (B) seeking to prevent the consummation of any of the transactions contemplated by this Subsequent Transfer Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Subsequent Transfer Agreement or any of the Basic Documents, or (D) relating to the Seller and which might adversely affect the federal or state income, excise, franchise or similar tax attributes of the Securities.

                  (g) No Consents. No consent, approval, authorization or order of or declaration or filing with any governmental authority is required for the issuance or sale of the Securities or the consummation of the other transactions contemplated by this Agreement, except such as have been duly made or obtained.

                  (h) Tax Returns. The Seller has filed on a timely basis all tax returns required to be filed by it and paid all taxes, to the extent that such taxes have become due.

                  (i) Chief Executive Office. The chief executive office of the Seller is at 16355 Laguna Canyon, Irvine, CA 92618.

                  (j) Principal Balance. The aggregate Principal Balance of the Subsequent Receivables listed on the supplement to Schedule A annexed hereto and conveyed to the Issuer pursuant to this Subsequent Transfer Agreement as of the Subsequent Cutoff Date is $34,500,000.00.




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         SECTION  5.  Conditions  Precedent.  The  obligation  of the  Issuer to acquire the Receivables hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Seller in Section 4 of this Subsequent Transfer Agreement and with respect to the Subsequent Receivables in Section 3.1 of the Sale and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date.

                  (b) Sale and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.2(b) of the Sale and Servicing Agreement shall have been satisfied.

                  (c) Additional Information. The Seller shall have delivered to the Issuer such information as was reasonably requested by the Issuer to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and with respect to the Subsequent Receivables in Section 3.1 of the Sale and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this
         Section 5.

         SECTION 6. Acceptance of Receivable Files by Trustee. The Trustee acknowledges receipt of files which the Seller has represented are the Receivable Files for the Subsequent Receivables. The Trustee has reviewed such Receivable Files and has determined that it has received a file for each Subsequent Receivable identified in Schedule A to this Subsequent Transfer Agreement. The Trustee declares that it holds and will continue to hold such files and any amendments, replacements or supplements thereto and all other Trust Assets as Trustee in trust for the use and benefit of all present and future Securityholders.

         SECTION  7.   Ratification  of  Agreement.   As  supplemented  by  this
Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         SECTION 8. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 9. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.




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         IN WITNESS  WHEREOF,  the Issuer,  the Seller,  Servicer and the Backup
Servicer have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

CPS AUTO RECEIVABLES
TRUST 1998-4


By BANKERS TRUST (DELAWARE),
   not in its individual capacity, but solely as Owner Trustee on behalf of the Trust

   By ___________________________
      Name:
      Title:

CPS RECEIVABLES CORP., as Seller


By ___________________________
   Name:
   Title:

CONSUMER PORTFOLIO SERVICES, INC.,
as Servicer


By ___________________________
   Name:
   Title:

NORWEST BANK MINNESOTA,
  NATIONAL ASSOCIATION,
  not in its individual capacity, but
  solely as Trustee


By ___________________________
   Name:
   Title:

CSC LOGIC/MSA LLP d/b/a LOAN SERVICING
ENTERPRISE, as Backup Servicer


By ___________________________
   Name:
   Title: